14. EQUIPMENT LOANS	12 Months Ended
Dec. 31, 2019
Equipment Loans
Note 14 - EQUIPMENT LOANS

The Company has entered into loans for mining equipment maturing in between 2020 and 2021 with fixed interest rates of 6.29% per annum. The Company’s obligations under the loans are secured by the mining equipment. As at December 31, 2019, plant, equipment, and mining properties includes a net carrying amount of $559 (December 31, 2018 - $2,232) for this mining equipment.

The contractual maturities and interest charges in respect of the Company’s obligations under the equipment loans are as follows:

	December 31,	December 31,
	2019	2018
Not later than one year	$228	$550
Later than one year and not later than five years	73	428
Less: Future interest charges	(12)	(50)
Present value of loan payments	289	928
Less: current portion	(199)	(517)
Non-current portion	$90	$411

The equipment loan credit facilities are a component of the master credit facilities described in Note 15.